Strategic Permian Basin Acquisition of Lucid Energy June 16, 2022 Targa Resources Corp. Exhibit 99.2

2 Forward Looking Statements Certain statements in this release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, are forward-looking statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties, factors and risks, many of which are outside the Company’s control, which could cause results to differ materially from those expected by management of the Company. Such risks and uncertainties include, but are not limited to, weather, political, economic and market conditions, including a decline in the price and market demand for natural gas, natural gas liquids and crude oil, the impact of pandemics such as COVID-19, commodity price volatility due to ongoing conflict in Ukraine, actions by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries, the timing and success of business development efforts, the completion of the acquisition of Lucid Energy Delaware, LLC (“Lucid”), which may not be completed on a timely basis or at all, expected benefits relating to the acquisition of Lucid and their impact on the Company’s results of operations, and other uncertainties. These and other applicable uncertainties, factors and risks are described more fully in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, and any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company does not undertake an obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Key Acquisition Benefits

$3.55 billion acquisition of leading G&P system in the Permian Basin increases Targa's size and scale

Leading Gathering and Processing System in the Prolific Delaware Basin

- >600,000 dedicated acres, supplemented by significant volumes subject to minimum volume commitments, in the core of the Delaware Basin with breakeven oil prices of ~$40/bbl
- ~1,050 miles of pipeline and ~1.4 Bcf/d natural gas processing capacity[(1)]; vast majority of assets constructed within the last 5 years
- 20+ years of remaining high-quality drilling inventory based on current rig activity

High-Quality Producers with Attractive Long-Term Fixed-Fee Contracts

- Diverse, blue chip customer base
- ~70% of current volumes sourced from investment grade producers
- Long-term acreage dedications; predominantly fixed-fee contracts that increase Targa's overall fee-based margin

Complements Targa's Integrated Wellhead to Water Permian NGL Strategy

- Potential over time to move significant incremental volumes through Targa's L&T systems (NGL transportation, fractionation, LPG export services)
- Completion of transaction expected in third quarter of 2022, subject to customary closing conditions, including regulatory approvals

Attractive Investment Multiple; Pro Forma Leverage Well Within Long-Term Target Range

- Acquisition multiple of ~7.5 times estimated 2023 adjusted EBITDA; near and longer-term synergy potential reduces acquisition multiple over time
- Immediately accretive to distributable cash flow per share and supports ability to return increasing amount of capital to shareholders
- Acquisition to be funded with available liquidity, including from cash on hand, existing $2.75 billion revolving credit facility, and committed debt financing
- Pro forma year-end 2022 leverage ratio estimated to be about 3.5 times and improving thereafter; well within long-term target range of 3-4 times

(1) Includes the 230 Mmcf/d Red Hills VI plant, which is estimated to be in service September 2022.

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Targa’s G&P position spans some of the most active and economic producing basins in the lower 48 of the U.S. Lower 48 U.S. rig activity is concentrated in the Delaware and Midland basins, reflecting the strength of the underlying geological fundamentals Delaware – Premier Region of the Permian Basin Delaware 199 Midland 140 Eagle Ford 79 SCOOP/STACK 47 DJ 13 Bakken 28 Rig Count Growth Since July 2020 Acquisition extends Targa’s Permian G&P position into the most active and prolific producing region of the Delaware Basin Targa has best-in- class exposure to top growth areas Source: Enverus Permian Basin

Strong Fundamentals Underpin Acquired Assets

Acquired assets are located in the core of the Delaware Basin featuring top tier productivity and stacked pay

Delaware Basin 6 Month BOE per 1,000 ft



LEA
EDDY
LOVING
WINKLER
CULBERSON
WARD
REEVES
Acquired Assets
6mo Cum BOE per 1,000 ft
25,000
20,000
10,000
5,000
0

Source: Enverus; BOE 20:1.

- Delaware Basin – North America's premier resource play
  - Highest performing wells; largest inventory of top-tier drilling locations
- Significant growth in number of wells connected on the acquired system since 2018
- Growing share of Permian Basin drilling is being focused on the northern Delaware Basin
  - ~90 rigs currently operating in northern Delaware Basin, predominately in Lea and Eddy counties
    - Representing ~55% of total Delaware Basin activity
    - Representing ~30% of total Permian Basin activity
- GORs forecasted to increase over time leading to greater NGL supply

Source: BTU Analytics, Baker Hughes, Texas Railroad Commission

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Targa's Pro Forma Position in the Delaware Basin

Expanding and diversifying Targa's Permian G&P position into the most active and prolific region of the Delaware Basin



ROOSEVELT
BAILEY
LAMB
COCHRAN
HOCKLEY
CHAVES
YOAKUM
TERRY
LEA
GAINES
EDDY
ANDREWS
LOVING
WINKLER
ECTOR
MIDLAND
CULBERSON
WARD
CRANE
UPTON
REEVES
CROCKETT
PECOS
TERRELL
LEGEND
TARGA
GAS PLANT
GAS PLANT (IN PROGRESS)
GAS GATHERING LINES
GRAND PRIX NGL PIPELINE
RICH GAS LINES
ACQUIRED ASSETS
GAS PLANT
GAS GATHERING LINES
ACTIVE RIGS

Source: Enverus; rigs as of June 8, 2022.

Overview of Acquired Assets

1,050 miles of gathering pipelines	**29 compressor stations** with ~180,000 compression horsepower
~1.4 Bcf/d processing capacity(1) 7 cryogenic natural gas processing plants	**~6,500 GPM** CO_2 treating capacity

- Long-term fixed-fee contracts
- Long-term dedications from high-quality producer customers
  - Underpinned by >600,000 dedicated acres, supplemented with additional volumes subject to minimum volume commitment
  - ~70% of current volumes sourced from investment grade producers
- ~50% of acquired assets' dedicated acres on federal land
  - Dedicated acres on federal land already under lease and the vast majority is held by production

(1) Includes the 230 Mmcf/d Red Hills VI plant, which is estimated to be in service September 2022.

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Complements Targa's Wellhead to Water NGL Permian Strategy

Diverse and vertically integrated asset platform connects wellhead volumes with Gulf Coast and export markets

Wellhead to Water Solution

Substantial natural gas gathering and processing in multiple basins
44 natural gas processing plants(1)
~9.1 Bcf/d gross processing capacity(1)

Grand Prix NGL Pipeline connects G&P volumes to Mont Belvieu fractionation and export assets

Leading NGL fractionation footprint in Mont Belvieu
9 fractionation trains
~840 MBbl/d gross fractionation capacity(2)

Superior connectivity to U.S. petrochemical complex and top-tier LPG export facility(3)
~12.5 MMBbl/month effective working capacity

Ability to Collect Fees at Multiple Points as Molecules Move Through Targa's System



North Dakota
Badlands
Kansas
WestOK
Oklahoma
SouthOK
New Mexico
Arkansas
North Texas
Permian Delaware
Permian Midland
Louisiana
Texas
Mont Belvieu
Coastal
Houston
Galena Park
SouthTX
Natural Gas Gathering Pipeline
Grand Prix NGL Pipeline
NGL Pipeline
G&P Asset Region
Gas Plants
Fractionators
LPG Export Facility
Crude Terminal & Gathering
Headquarters

(1) *Does not include acquired assets. Includes new Targa processing additions currently under construction in the Permian Basin.*
(2) *Includes 40 MBbl/d of back-end capacity and does not include Targa's equity interest in GCF; GCF facility was idled in January 2021 but is available for reactivation subject to prevailing market conditions and agreement with our partners.*
(3) *Connected to Mont Belvieu, the U.S. NGL hub, which handles the majority of U.S. NGLs. Export facility has an effective working capacity of 12.5 MMBbl/month, and this capability is dependent on the mix of propane and butane demand, vessel size and availability of supply, among other factors.*

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Maintaining Balance Sheet Strength

Acquisition meaningfully increases Targa's EBITDA growth trajectory while continuing to maintain balance sheet strength



4.5x
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
Debt/Adjusted EBITDA(1)
Long-Term
Target Range
Q1 2022
YE 2022 Pro Forma

Growing Targa's Asset Footprint at Attractive Investment Multiple

- Execution of recent transactions is expected to add ~$450MM of incremental adjusted EBITDA at an attractive ~6.5 times
  - Sold GCX interest for $857MM (at ~11 times)
  - Acquired bolt-on assets in SouthTX for $200MM (at ~4 times)
  - Acquisition of Delaware assets for $3.55 billion (at ~7.5 times)
- Pro forma YE 2022 leverage ratio estimated to be ~3.5 times, well within Targa's long-term leverage ratio target range of 3-4 times
- Significant adjusted EBITDA growth potential in 2023+
- Recent transactions further support Targa's ability to return an increasing amount of capital to shareholders

(1) *Adjusted EBITDA is a non-GAAP measure. Please see the section of this presentation entitled "Non-GAAP Financial Measures" for a discussion of adjusted EBITDA and a reconciliation of Q1 2022 adjusted EBITDA to its most directly comparable GAAP financial measure. The Company is not providing a quantitative reconciliation of YE 2022 Pro Forma adjusted EBITDA to its most directly comparable GAAP measure because certain items are out of the Company's control or cannot be reasonable predicted, as the items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. Accordingly, a reconciliation for YE 2022 Pro Forma adjusted EBITDA is not available without unreasonable effort.*

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Gains or losses on debt repurchases or early debt extinguishments. Noncontrolling interest portion of depreciation and amortization expense (including the effects of the impairment of long-lived assets on non-controlling interests). Non-GAAP Measures Reconciliation

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